GL.2005.122

Supplement Dated May 11, 2005
To
Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features Of The Group Contract
For Towers Perrin

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Towers Perrin Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 funds that are available to you under the Towers Perrin Group Contract and certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                     Transaction Fees

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------------------------------- ------------------------------------ ------------------------------------------------------
            Charge                    When Charge is Deducted                           Amount Deducted
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Sales Expenses        This charge is deducted from each   Maximum - 3.5% of each premium payment.
(Load)                          premium when the premium is paid.    Current charge - 0.0%.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each    Current amount deducted - 2.60% of each premium
to Premiums1                    premium when the premium is paid.    payment.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Processing           This charge is deducted from each    Maximum charge - $2 from each premium payment.
Premiums                        premium when the premium is paid.    Current charge - $0.00.

------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full    Maximum - the lesser of $20 or 2% of the amount
                                Surrender of a Certificate.          surrendered.
                                                                     Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Withdrawal Charge               This charge is assessed on a         Maximum - the lesser of $20 or 2% of the amount
                                Withdrawal (Partial Surrender)       withdrawn.
                                from the Certificate Fund.           Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Transfer Charge                 This charge is assessed when         Maximum - $20 per transfer after the twelfth.
                                transfers between investment         Current charge - $0.00
                                options exceed 12 in a Certificate
                                year.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Additional           This charge is assessed each time    Maximum - $20 per statement
Statements                      you request an additional            Current charge - $0.00
                                statement.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Loan Transaction Charge         This charge is assessed when a       Maximum - $20 for each loan.
                                loan is processed.                   Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Loan Interest                   This charge accrues daily.           Current charge - The Loan Account crediting rate
                                                                     plus 2%. The Loan Account crediting rate will
                                                                     generally be equal to the Fixed Account crediting
                                                                     rate.
------------------------------- ------------------------------------ ------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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------------------------------------------------ ------------------------ ----------------------------------------------------
                    Charge                       When Charge is Deducted                    Amount Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge                              Deducted daily       Maximum - 0.90% of the amount of assets in the
(for Mortality and Expense Risk)                                          variable investment options.
                                                                          Current - 0.45% of the amount of assets in the
                                                                          variable investment options

------------------------------------------------ ------------------------ ----------------------------------------------------
Charge for Administrative Expenses                  Deducted monthly      Maximum - $6.00
                                                                          Current - $3.00
------------------------------------------------ ------------------------ ----------------------------------------------------
*Cost of Insurance2                                                       Maximum - $83.33
                                                                          Minimum - $0.04**
        Charge for a Representative                 Deducted monthly      Representative current charge - $0.09***
        Certificate Owner
------------------------------------------------ ------------------------ ----------------------------------------------------

          *   The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
         **   This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
        ***   The representative current charge for cost of insurance is a sample rate currently charged for a 44 year old non-
                smoking insured, who is an active employee in Towers Perrin.

_________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

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                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution and/or service (12b-1) fees, and other expenses.                           0.38%            0.85%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds, after consideration of any expense reimbursements or waivers, ranged on an annual basis from 0.38% to 0.85% of fund assets.

Portfolio Companies

There are currently 12 variable investment options offered under the Towers Perrin Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Janus Aspen Series(Institutional Shares)

Large Cap Growth Portfolio (formerly Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Scudder Variable Series II

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. Rowe Price Equity Series, Inc.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above –average earnings growth. Normally, at least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap® Growth Index.

Fund Fees and Expenses

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                                                             Investment
                                                              Advisory      Other       12b-1      Total
                        Fund Name                               Fees       Expenses     Fees      Expenses
------------------------------------------------------------------------------------------------------------

  Prudential Series Fund,  Inc.
  (Class I Shares)
    Diversified Bond Portfolio                                 0.40%        0.05%        --        0.45%
    Flexible Managed Portfolio                                 0.60%        0.02%        --        0.62%
    Global Portfolio                                           0.75%        0.09%        --        0.84%
    Jennison Portfolio                                         0.60%        0.04%        --        0.64%
    Money Market Portfolio                                     0.40%        0.05%        --        0.45%
    Small Capitalization Stock Portfolio                       0.40%        0.07%        --        0.47%
    Stock Index Portfolio                                      0.35%        0.03%        --        0.38%
    Value Portfolio                                            0.40%        0.04%        --        0.44%
------------------------------------------------------------------------------------------------------------

  Janus Aspen Series (Institutional Shares)
    Large Cap Growth Portfolio (formerly Growth
        Portfolio)                                             0.64%        0.02%        --        0.66%
    International Growth Portfolio                             0.64%        0.04%        --        0.68%
------------------------------------------------------------------------------------------------------------

  Scudder Variable Series II
    Scudder High-Income Portfolio                              0.60%        0.06%        --        0.66%
------------------------------------------------------------------------------------------------------------

  T. Rowe Price Variable Funds
    Mid-Cap Growth Portfolio (1)                               0.85%        0.00%        --        0.85%
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(1)

Management fees include the ordinary, recurring operating expenses of the Portfolios, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund Series will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global, Jennison and the Value Portfolios. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond and Money Market Portfolios. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Small Capitalization Stock and Stock Index Portfolios. QMA also serves as subadviser to a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

The asset manager of the above-mentioned Scudder Variable Series II portfolio is Deutsche Investment Management Americas, Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for the above-mentioned T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the Towers Perrin Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the Towers Perrin Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

        For Towers Perrin, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.	Monthly charges. Prudential Insurance deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $11.59, and applies to insureds age 90 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.042, and applies to insured non-smoking active employees under age 30.

        The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

                     ------------------------------------- -----------------------------------------------
                                  Insured's Age                Monthly Cost of Insurance Rate per $1000
                      ------------------------------------- -----------------------------------------------
                      ------------------------------------- -----------------------------------------------
                                       35                                        $.059
                      ------------------------------------- -----------------------------------------------
                      ------------------------------------- -----------------------------------------------
                                       45                                        $.129
                      ------------------------------------- -----------------------------------------------
                      ------------------------------------- -----------------------------------------------
                                       55                                        $.312
                      ------------------------------------- -----------------------------------------------
                      ------------------------------------- -----------------------------------------------
                                       65                                        $.785
                      ------------------------------------- -----------------------------------------------

5.     Possible additional charges. For details on possible additional charges, see the Charges section of the prospectus.

Eligibility and Enrollment

Eligibility:

Eligible Group Members for the Group Variable Universal Life Insurance include:

o Active, full-time US employees of Towers Perrin.

o Active, full-time reduced hour US employees of Towers Perrin.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: An eligible employee may only enroll during Towers Perrin’s annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

o	For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

o	For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

Changes In Face Amount

Increases in Face Amount: After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Perrin. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may continue your coverage on a Portable basis if you leave Towers Perrin for any reason. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Towers Perrin or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Perrin replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If Towers Perrin does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If Towers Perrin does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Perrin will send routine premium payments to Prudential Insurance by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential Insurance (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Perrin, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Perrin forwards the payroll deductions to us.

Towers Perrin intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month. But, if Towers Perrin has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

See the “Free Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the Towers Perrin Group Contract, including:

o how Prudential issues Certificates

o the free look period

o transfers between investment options

o dollar cost averaging

o how paid-up coverage may be available

o contestability rules

o how you can change future premium allocations among investment options

o the Death Benefit and contract values

o withdrawals

o details on how loans work

o how your insurance could end (known as "lapsing")

o reinstatement of your coverage

o tax treatment of Certificate benefits

o definitions of special terms

Please refer to the prospectus for information on these and other features of the Towers Perrin Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.